© Triumph Financial, Inc Investor Deck NASDAQ: TFIN

© Triumph Financial, Inc Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non- bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; changes in management personnel; interest rate risk; concentration of our products and services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; risks related to the integration of acquired businesses and any future acquisitions; our ability to successfully identify and address the risks associated with our possible future acquisitions, and the risks that our prior and possible future acquisitions make it more difficult for investors to evaluate our business, financial condition and results of operations, and impairs our ability to accurately forecast our future performance; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Act and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of FDIC, insurance and other coverages; failure to receive regulatory approval for future acquisitions and increases in our capital requirements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" and the forward-looking statement disclosure contained in Triumph Financial’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 13, 2024. Non-GAAP Financial Measures This presentation may include certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non ‐GAAP financial measures to GAAP financial measures, if included, are provided at the end of this presentation. Safe Harbor Statement 2

© Triumph Financial, Inc NASDAQ GS: TFIN (As of 11/14/24) $100.68 $0 $20 $40 $60 $80 $100 $120 2014 2015 2016 2018 2019 2020 2021 2022 2023 2024 Market Cap Revenue(1) Net Income to Common Shareholders Triumph Financial is a financial and technology company serving the transportation industry 2023A $38MM 2023A $418MM As of 11/14/24 $2.3B 3 1. Revenue defined as net interest income + noninterest income for the year ending 12/31/2023

© Triumph Financial, Inc TFIN is building innovative solutions to support the U.S. freight and logistics industry U.S. Freight and Logistics Industry $940B gross freight revenue from U.S. trucking on primary shipments(1) 3.7% of U.S. GDP2 72.6% of freight carried by trucks(1) 4 1. American Trucking Association data for 2022 2. BEA.gov US GDP 2022 of $25.46 trillion Connectivity Automation Speed Payments Funding Technology Servicing Factoring Density Neutrality Veracity Data

© Triumph Financial, Inc TFIN: FACTORING PaymentsFactoring Data

TFIN is a leading factor in the transportation industry

#2 transportation factor in North America

$10B+ in transportation accounts receivable purchased over last 12 months

46.1% pre-tax operating margin[1]

Factoring Highlights

Per Invoice Fee[2] ~1.4% Average Discount Rate	Days to Collect[2] ~35 days
Portfolio Turn[2] ~10.4x Annually	Yield on NFE[3,4] ~17.0%

Net Charge-offs to Average Receivables Balances[3]
0.34%

1. Pre-tax operating margin, defined as Pre-Tax Operating Income / (Net Interest Income + Noninterest Income) in the factoring segment, shown over the years 2021 through 3Q2024. Specifically: 2021 (57.2%), 2022 (55.0%), 2023 (27.4%) and YTD 2024 (23.4%) representing the impact of the peak post pandemic and subsequent freight recession trends. 2. Data as of 09/30/2024 3. Data as of YTD 9/30/2024. 4. Net funds employed equal the accounts receivable balance less any reserves and unpaid fees held against the account.

© Triumph Financial, Inc | Factoring Payments Data 6

TFIN launches Factoring as a Service (FaaS)

Legacy Factoring		TFIN FaaS
Closed inefficient market requiring extensive institutional knowledge	→	A platform empowering new entrants, leveraging our industry expertise, leading technology and extensive network
Off the shelf core systems lacking investment and features	→	Purpose built, scalable core systems allowing instant purchase decisions of invoices and instant funding for carriers 24x7x365
People intensive to scale, little motivation to innovate	→	Significant investments in technology to automate processes, reduce risk, improve the customer experience and efficiently scale new client business
Significant risk of fraud	→	AI/ML tools reduce legacy processes from hours to seconds improving accuracy and credit metrics while reducing fraud
Capital intensive with significant funding requirements	→	Leverages TFIN's balance sheet and cost of funds

© Triumph Financial, Inc | Factoring Payments Data 7

© Triumph Financial, Inc TFIN: PAYMENTS PaymentsFactoring Data

Many ↔ Many ↔ Many ↔ Many
Complexity invites fraud and creates waste in billing and payments


Brokers
10,000+ Active
Factors
~400
Carriers
~250,000
Shippers
100,000+

$550B+
Total transactions among fragmented stakeholders

Challenges of Fragmentation

Fraud
$500MM-$700MM in double-brokering fraud estimated and growing[1]

Theft
57% increase in cargo theft incidents in 2023 compared to 2022[2]

Friction
~$20 per invoice in friction incurred by the broker factor and shipper[1]

1. Internal estimate from TriumphPay data
2. CNBC 2024, "Cargo theft spiked over 57% in 2023 vs. 2022, new data shows"
$ values presented are annualized unless otherwise stated

© Triumph Financial, Inc | Factoring Payments Data 9

TFIN is creating a trusted network to connect parties, facilitate payments and reduce friction



Brokers
10,000+ Active
Factors
~400
Carriers
~250,000
Shippers
100,000+

Benefits of the Network

- Operational efficiency enabled through Triumph Financial's structured data between parties
- Visibility afforded in our Network strengthens the veracity of documentation and reduces fraud and misdirected payments
- Access to liquidity to extend DPO and reduce DSO
- Insights and benchmarking to inform better business decisions

© Triumph Financial, Inc | Factoring Payments Data 10

© Triumph Financial, Inc TFIN’s density continues to grow in both client count and volume flowing through the network 11Payments DataFactoring 1. Estimated payment volumes from Transport Topics Top 100 Freight Brokers, assuming a constant % of gross revenue to payment volume for each broker. 2. Accounts for recent consolidation of Brokers. 3. Highlighted brokers indicate that TriumphPay serves at least a portion of their volume through audit, payments, or both 1 6 11 16 21 2 7 12 17 22 3 8 13 18 23 4 9 14 19 24 5 10 15 20 25 $10.6B $5.6B $5.3B $3.4B $2.6B $2.5B $2.0B $1.9B $1.8B $1.6B $1.6B $1.5B $1.3B $1.2B $1.2B $1.0B $0.9B $0.9B $0.9B $0.9B $0.8B $0.8B $0.8B $0.8B $0.8B TriumphPay Live Volume Among T25 TriumphPay Brokers $14.5B $27.0B $10.9B TriumphPay Penetration of Top 25 Broker Volume Expansion opportunity within T25 TriumphPay Brokers Opportunities to Grow Penetration: Fully-ramp onboarded Brokers Add volume from new modes New wins from remaining Brokers 1 2 3 Non-TriumphPay Volume Among Remaining T25 Brokers Transport Topics Top 25 Freight Brokers and Estimated Payment Volume1,2,3

Fees, Financing & Float - The density of our network creates multiple revenue opportunities


Brokers + 4PLs
A/R
A/P
$1,700
Factors
A/R
A/P
$2,000
Shippers
$1,700
$1,650
Carriers
A/P
A/R

Fee Revenue

- Payment Fees
- Audit Fees
- Network Fees

Financing Revenue

- Extended Pay
- Factoring
- Quick Pay

Float Revenue

- Payments Float

Note: This illustration highlights the invoice lifecycle with the most intermediaries; some transactions bypass brokers, factors, or both.

© Triumph Financial, Inc | Factoring Payments Data 12

© Triumph Financial, Inc LoadPay, powered by our network, collapses the time between delivering the load and getting paid to seconds, creating an unmatched carrier experience. 13Payments DataFactoring A surface transportation payments & information network Network and back-office efficiencies Fraud mitigation Automated invoice approvals Banking built for Truckers Digital bank account Cash flow on demand Business debit MasterCard & push to debit Flow of funds and information Destination of funds and banking services

LoadPay expands TFIN's opportunity into new spend areas



Brokers + 4PLs
Factors
Shippers
Carriers
$1,700
$2,000
$1,700
$1,650
A/R
A/P
A/R
A/P
A/P
A/P[1]
A/R
$620
Driver Wages and Benefits
$450
Fuel Spend
$225
Truck Purchase/ Lease
$175
Repairs, Maintenance, Tires
$90
Other Spend

Fee Revenue
- Payment Fees
- Audit Fees
- Network Fees

Financing Revenue
- Extended Pay
- Factoring
- Quick Pay

Float Revenue
- Payments Float
- LoadPay Float

Spend Revenue
- LoadPay Card Interchange
- LoadPay Instant Transfer

1 Source: 2023 American Transportation Research Institute, An Analysis of the Operational Costs of Trucking: 2023 Update

© Triumph Financial, Inc | Factoring | Payments | Data 14

© Triumph Financial, Inc TFIN: DATA DataFactoring Payments

The TFIN Network and assets uniquely position us to offer visibility into accurate, actionable data

01	Density	• We touch ~50% of all brokered freight invoices • We make $38B+ in transportation payments[1]
02	Neutrality	• We are a publicly traded bank • We move data and money (not freight), so we are not a competitive threat to the industry we serve
03	Veracity	• We receive data on real, cleared, verified transactions (e.g. not from potential or proposed loads) • Our network directly connects core systems of record

1. Inclusive of TFIN's factoring payments

© Triumph Financial, Inc | Factoring Payments Data 16

© Triumph Financial, Inc TFIN believes there is an opportunity to return data and develop value added services to benefit the industry 17 Financial Institutions Equipment Finance Lenders Investment Firms Government Agencies Insurance Groups Industry Data from Strategic Partnerships Payments DataFactoring Return aggregated and verified data to our customers Develop new products and services to reduce friction and fraud Provide market-level insights to the broader industry Opportunities to Add Value

TFIN has sightline to over $1B in transportation revenue


Current + Potential Factoring + Payments + Data Revenue
$1.0B+
Current + Potential Factoring + Payments Revenue (Inclusive of LoadPay)
$700MM
Current Factoring + Payment Revenue[1]
$200MM

Data-Related Revenue Streams

- Data / value-added services
- Product extensions

Net New Factoring and Payments Revenue Streams

- LoadPay Card Interchange
- LoadPay Instant Transfer
- LoadPay Float
- FaaS Revenue

Factoring and Payments Revenue Streams

- Factoring Fees
- Extended Pay
- Quick Pay
- Payment Fees
- Audit Fees
- Network Fees
- Payments Float

[1] Annualized as of the quarter ending 09/30/2024

© Triumph Financial, Inc | Factoring Payments Data 18

© Triumph Financial, Inc Sustainable Business Practices

© Triumph Financial, Inc Transparency Communicate the truth consistently, directly and professionally. Open communication is the foundation of strong relationships. Respect Treat others as you want to be treated. Put the needs of others and the needs of the team before promoting your own agenda. Invest for the future Do not allow the immediate to crowd out the important. Success that endures is built upon a long-term perspective. Unique is good Be wary of following the crowd. Being unique can be difficult, but if it were easy, everyone would do it. Mission is more than money Make everything you're involved in better. This includes doing good in the areas of greatest need – in your community and around the world. People make the difference In any situation, the most important criteria for success are the quality of people and the quality of their thinking. Humility Model humility in all that you do. Humility is not passivity, as it requires the courage to prefer others' needs over your own. Our Values 20 T MI R P H U

© Triumph Financial, Inc Our Environmental Practices What we Believe What we Monitor We recognize that our activities may have an impact on our planet We are committed to sustainable finance, balancing environmental stewardship with responsible business operations and complying with all applicable laws We focus our efforts on responsible resource use while creating comfortable, safe and healthy workplaces for our team members and stakeholders Limits set on concentrations of certain types of lending or industries The company requires Board oversight and approval of relationships exceeding certain thresholds The company employs external loan review and between 70% and 75% of the portfolio is reviewed annually The company stress tests the portfolio regularly and evaluates whether climate change loss factors should be included in credit loss forecasting Our ESG Report Our ESG Report Our Environmental Policy Our Environmental Policy What we Practice ✓ Preference for environmentally friendly products ✓ Leverage document and image technology to reduce paper consumption, our largest waste product ✓ Newest branch operates solar panels and geothermal heat pumps ✓ New offices use LED lighting and occupancy sensors. Existing branches are being upgraded 21Please refer to our website https://www.tfin.com/governance/esg for our ESG report and to https://www.tfin.com/governance/governance-highlights for our environmental policy.

© Triumph Financial, Inc Our Diversity The diversity of Triumph Financial team members is a tremendous asset. We are committed to providing equal employment and advancement opportunities to qualified individuals and will not tolerate illegal discrimination or harassment of any kind. Women represent: 63% of our overall team members 65% of our non- management team members 64% of our management team members 33% of management, senior vice president and above Our Human Treatment Statement Our Human Treatment Statement To ensure this, we employ: ✓ A CEO council on diversity & inclusion ✓ Expansion of affirmative action plans ✓ Team member satisfaction surveys ✓ Training & educational assistance ✓ Working conditions that are safe and healthy ✓ Significant benefits beyond medical and retirement plans Ethnic minorities represent: 43% of our overall team members 34% of our non- management team members 33% of our management structure through vice president 11% of management, senior vice president and above Triumph Financial’s age related demographics were: 56% of our team members were 40 years of age or younger 44% of our team members were 41 years of age and older As of December 31, 2023 22Please refer to our website https://www.tfin.com/governance/governance-highlights for our human treatment statement.

© Triumph Financial, Inc Our Philanthropy In 2023, Triumph Financial's Matching Gifts Program Aside from volunteering, Triumph Financial's Matching Gifts Program, supports organizations important to team members by matching their charitable contributions to qualified organizations, dollar-for-dollar, up to $1,000 for each team member, each calendar year. 23 435 Team members volunteered 8,692 Volunteer hours were reported 407 Organizations were supported $48,522 Donated through the Matching Gifts Program in 2023 Major Charitable Initiatives Triumph Workshop Triumph Workshop provides the tools, knowledge, and connections to foster a community of creation, innovation and success. Triumph Financial and TBK Bank established Triumph Workshop as a makerspace to serve the community through programs focusing on workforce development, education initiatives and entrepreneur support. TBK Scholars Program In 2023, we completed our 5th annual scholarship program, awarding fifteen $1,000 scholarships to high school seniors from low-to-moderate income ("LMI") families in the communities the bank serves. Watermark Community Development Program Triumph Financial has donated over $191,000 to this organization since 2017 for matching funds of an Individual Development Account program to benefit low-to-moderate income individuals in Dallas, Texas. Crosshairs Charitable Foundation This organization provides an opportunity for others to participate in community development and charitable activities that Triumph Financial supports. Please refer to the website https://triumphworkshop.com/ for information about the Triumph Workshop

© Triumph Financial, Inc Appendix

Executive Team



Aaron Graft

Founder, Vice Chairman,
and Chief Executive Officer

14 Years at TFIN

Graft began his career as an attorney with Fulbright & Jaworski, LLP (now Norton Rose Fulbright LLP), where he focused on distressed loan workout. He received a Bachelor of Arts, Cum Laude, and a Juris Doctorate, Cum Laude, from Baylor University. Graft previously served on the Baylor University Hankamer School of Business Advisory Board.



Brad Voss

EVP,
Chief Financial Officer

13 Years at TFIN

Voss joined Triumph Financial from CSG Investments where he led the sourcing, analysis and execution of investments in distressed securities. Before that, Voss served as a Portfolio Manager for Highland Capital Management, L.P. He holds a Bachelor of Business Administration in accounting and finance from Texas Christian University and a Master of Business Administration from the University of Texas at Austin. He is a Chartered Financial Analyst (CFA) charter holder.



Melissa Forman

President,
TriumphPay

5 Years at TFIN
27 Years in Payments & Transportation

Before joining TriumphPay, Forman spent nearly a decade leading sales and strategic partnerships for eCapital, LLC. She has held various leadership roles in the transportation technologies and finance industries. Forman received a Master of Business Administration in International Business from California State University, Dominquez Hills, and a Bachelor of Science in Business Management from the University of Phoenix.



Tim Valdez

President,
Triumph Factoring

3 Years at TFIN
29 Years in Factoring

Before joining, Valdez served as Vice President of WEX Fleet One Factoring. Prior to that he co-founded Pavestone Capital, a recourse factoring company serving small and middle-market transportation businesses and prior to that served as Chief Lending Officer for Transportation Alliance Bank.



Todd Ritterbusch

President,
TBK Bank, SSB

5 Years at TFIN
22 Years in Banking

Ritterbusch was previously a managing director and market executive in JP Morgan Chase's commercial bank. Ritterbusch earned a Bachelor of Science with distinction in interdisciplinary engineering from Purdue University and a Master of Business Administration from the Kellogg School of Management and a Master of Engineering Management from the McCormick School of Engineering at Northwestern University.

© Triumph Financial, Inc

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© Triumph Financial, Inc Thank You!